                                                BOATMEN'S NATIONAL BANK OF ST. LOUIS                          PAGE 1
                                      MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                                            NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance                                                      $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                      28.44%
    (ii)  Class A-1 Notes Balance                                                 $82,654,904.00
    (iii) Class A-1 Notes Rate                                                           5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                      41.29%
    (ii)  Class A-2 Notes Balance                                                $120,000,000.00
    (iii) Class A-2 Notes Rate                                                             6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                      26.27%
    (ii)  Class A-3 Notes Balance                                                 $76,343,707.00
    (iii) Class A-3 Notes Rate                                                             6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                                  4.00%
    (ii)  Class B Certificates Balance                                            $11,624,943.00
    (iii) Class B Certificates Rate                                                        7.05%
(F) Servicing Fee Rate                                                                     1.00%
(G) Weighted Average Coupon (WAC)                                                          9.53%
(H) Weighted Average Original Maturity (WAOM)                                              56.22   months
(I) Weighted Average Remaining Maturity (WAM)                                              49.45   months
(J) Number of Receivables                                                                 24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                       2.00%
    (ii)  Reserve Account Initial Deposit                                          $5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25% loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                              2.00%
          (b) Percent of Remaining Pool Balance                                            3.25%
          (c) Trigger Percent of Remaining Pool Balance                                    6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance                                                      $249,110,918.98
(B) Total Note and Certificate Pool Factor                                             0.8571601
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                                  $41,142,268.98
    (ii) Class A-1 Notes Pool Factor                                                   0.4977596
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                                 $120,000,000.00
    (ii) Class A-2 Notes Pool Factor                                                   1.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                                  $76,343,707.00
    (ii) Class A-3 Notes Pool Factor                                                   1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                                             $11,624,943.00
    (ii) Class B Certificates Pool Factor                                              1.0000000
(G) Reserve Account Balance                                                        $7,392,511.75
(H) Cumulative Net Losses for All Prior Periods                                      $644,060.53
(I) Net Loss Ratio for Second Preceding Period                                             1.14%
(J) Net Loss Ratio for Preceding Period                                                    1.72%
(K) Delinquency Ratio for Second Preceding Period                                          0.44%
(L) Delinquency Ratio for Preceding Period                                                 0.43%
(M) Weighted Average Coupon (WAC)                                                          9.52%
(N) Weighted Average Remaining Maturity (WAM)                                              45.99   months
(O) Number of Receivables                                                                 22,988

                                    5

                                                BOATMEN'S NATIONAL BANK OF ST. LOUIS                          PAGE 2
                                      MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                                            NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                    $8,970,823.14
    (ii)  Prepayments in Full                                                               0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                    0.00
    (iv) Other Refunds Related to Principal                                                 0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                      1,815,842.81
    (ii)  Repurchased Loan Proceeds Related to Interest                                     0.00
(C) Weighted Average Coupon (WAC)                                                          9.52%
(D) Weighted Average Remaining Maturity (WAM)                                              45.17   months
(E) Remaining Number of Receivables                                                       22,538
(F) Delinquent Receivables
                                                     Dollar Amount                      #  Units
                                                     -------------                      --------
    (i)  30-59 Days Delinquent                           4,099,002       1.71%               358       1.59%
    (ii)  60-89 Days Delinquent                            887,269       0.37%                81       0.36%
    (iii) 90 Days or More Delinquent                       358,283       0.15%                29       0.13%

(G) Repossessions
                                                     Dollar Amount                      #  Units
                                                     -------------                      --------
                                                           262,638       0.11%                23       0.10%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Account Investment Income                               $31,711.09
(B) Aggregate Net Losses before Liquidation Proceeds
    and Recoveries for Collection Period                            322,107.69
(C) Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                       0.00
    (ii)  Liquidation Proceeds Related to Interest                        0.00
    (iii) Recoveries on Previously Liquidated Contracts              21,111.75
(D) Aggregate Net Losses for Collection Period                      300,995.94
(E) Actual Number of Days in Interest Period                             31.00

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections                                         $1,815,842.81
(B) Liquidation Proceeds Related to Interest                              0.00
(C) Repurchased Loan Proceeds Related to Interest                         0.00
(D) Recoveries from Prior Month Charge Offs                          21,111.75
(E) Investment Earnings from the Reserve Account                     31,711.09
(F) Total Interest Collections                                    1,868,665.65

Principal:
(G) Principal Payments Received                                  $8,970,823.14
(H) Liquidation Proceeds Related to Principal                             0.00
(I) Repurchased Loan Proceeds Related to Principal                        0.00
(J) Other Refunds Related to Principal                                    0.00
(K) Total Principal Collections                                   8,970,823.14

(L) Total Collections                                           $10,839,488.79

II. DISTRIBUTIONS                                                                  Per $1,000 of
-----------------                                                               Original Balance
                                                                                ----------------
(A) Total Interest Collections                                   $1,868,665.65
(B) Servicing Fee                                                  $207,592.43              0.71

Interest                                                                           Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                            Original Balance
                                                                                ----------------
    (i)   Class A-1 Notes Monthly Interest Due                     $203,799.94        2.46567274
    (ii)  Class A-1 Notes Monthly Interest Paid
            (after reserve fund draw)                               203,799.94        2.46567274
                                                                 -------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall
            (after reserve fund draw)                                    $0.00                 0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                     $635,000.00       5.291666667
    (ii)  Class A-2 Notes Monthly Interest Paid
            (after reserve fund draw)                               635,000.00       5.291666667
                                                                 -------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall
            (after reserve fund draw)                                    $0.00                 0

                                    6

                                                BOATMEN'S NATIONAL BANK OF ST. LOUIS                          PAGE 3
                                      MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                                            NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                     $429,433.35             5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
             (after reserve fund draw)                              429,433.35             5.625
                                                                 -------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall
             (after reserve fund draw)                                   $0.00                 0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                 $68,296.54             5.875
    (ii)  Class B Certificates Monthly Interest Paid
             (after reserve fund draw)                               68,296.54             5.875
                                                                 -------------
    (iii)  Class B Certificates Monthly Interest Shortfall
             (after reserve fund draw)                                   $0.00                 0
(G) Total Note and Certificate Interest Paid
             (after reserve fund draw)                           $1,336,529.84
(H) Excess Interest                                                $324,543.38

Principal
(I) Total Principal Collections                                  $8,970,823.14
(J) Draw on Reserve Fund for realized losses                        322,107.69
(K) Total Amount Available for Principal Distribution            $9,292,930.83     Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                           Original Balance
                                                                                ----------------
    (i)   Class A-1 Notes Monthly Principal Due                   9,292,930.83       112.4304836
    (ii)  Class A-1 Notes Monthly Principal Paid
             (after reserve fund draw)                            9,292,930.83       112.4304836
                                                                 -------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall
             (after reserve fund draw)                                    0.00                 0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                           0.00                 0
    (ii)  Class A-2 Notes Monthly Principal Paid
             (after reserve fund draw)                                    0.00                 0
                                                                 -------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall
             (after reserve fund draw)                                    0.00                 0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                           0.00                 0
    (ii)  Class A-3 Notes Monthly Principal Paid
             (after reserve fund draw)                                    0.00                 0
                                                                 -------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall
             (after reserve fund draw)                                    0.00                 0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                      0.00                 0
    (ii)  Class B Certificates Monthly Principal Paid
             (after reserve fund draw)                                    0.00                 0
                                                                 -------------
    (iii)  Class B Certificates Monthly Principal Shortfall
             (after reserve fund draw)                                    0.00                 0
(P) Total Note and Certificate Principal Paid                     9,292,930.83
(Q) Total Distributions                                          10,837,053.10
(R) Excess Servicing Releases from Reserve Account to Servicer            0.00
(S) Amount of Draw from Reserve Account                             322,107.69
(T) Draw from Reserve Account plus Total Available Amount        11,161,596.48

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                                                     Beginning               End
                                                                     of Period         of Period
(A) Balances and Principal Factors                             ---------------   ---------------
    (i)    Total Portfolio Balance                             $249,110,918.98   $239,817,988.15
    (ii)   Total Note  and  Certificate Pool Factor                  0.8571601         0.8251843
    (iii)  Class A-1 Notes Balance                               41,142,268.98     31,849,338.15
    (iv)   Class A-1 Notes Pool Factor                               0.4977596         0.3853291
    (v)    Class A-2 Notes Balance                              120,000,000.00    120,000,000.00
    (vi)   Class A-2 Notes Pool Factor                               1.0000000         1.0000000
    (vii)  Class A-3 Notes Balance                               76,343,707.00     76,343,707.00
    (viii) Class A-3 Notes Pool Factor                               1.0000000         1.0000000
    (ix)   Class B Certificates Balance                          11,624,943.00     11,624,943.00
    (x)    Class B Certificate Pool Factor                           1.0000000         1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                  9.52%             9.52%
    (ii)  Weighted Average Remaining Maturity (WAM)                      45.99             45.17
                                                                        months            months
    (iii) Remaining Number of Receivables                               22,988            22,538
    (iv)  Portfolio Receivable Balance                         $249,110,918.98   $239,817,988.15

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance                                             $7,392,511.75
(B) Draw for Realized losses                                                         322,107.69
(C) Draw for Servicing Fee                                                                 0.00
(D) Draw for Class A-1 Notes Interest Amount                                               0.00
(E) Draw for Class A-2 Notes Interest Amount                                               0.00
(F) Draw for Class A-3 Notes Interest Amount                                               0.00
(G) Draw for Class B Certificates Interest Amount                                          0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates                         322,107.69
(I) Excess Interest                                                                  324,543.38
(J) Reserve Account Balance Prior to Release                                       7,394,947.44

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
                                                BOATMEN'S NATIONAL BANK OF ST. LOUIS                          PAGE 4
                                      MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                                            NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996

(K) Reserve Account Required Amount                                               14,389,079.29

(L) Final Reserve Account Required Amount                                         14,389,079.29

(M) Reserve Account Release to Servicer                                                    0.00

(N) Ending Reserve Account Balance                                                 7,394,947.44

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Aggregate Net Losses before Liquidation
       Proceeds and Recoveries for Collection Period              $322,107.69
(B) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                      0.00
    (ii)  Liquidation Proceeds Related to Interest                       0.00
    (iii) Recoveries on Previously Liquidated Contracts             21,111.75
(C) Aggregate Net Losses for Collection Period                     300,995.94
(D) Net Loss Ratio for Collection Period (annualized)                    1.48%
(E) Cumulative Net Losses for all Periods                          945,056.47
(F) Delinquent Receivables
                                                     Dollar Amount                      #  Units
                                                     -------------                      --------
    (i)  30-59 Days Delinquent                           4,099,002       1.71%               358       1.59%
    (ii)  60-89 Days Delinquent                            887,269       0.37%                81       0.36%
    (iii) 90 Days or More Delinquent                       358,283       0.15%                29       0.13%

                                                     Dollar Amount                      #  Units
                                                     -------------                      --------
(G) Repossessions
                                                        262,638          0.11%          23             0.10%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------
(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                               1.14%
    (ii) Preceding Collection Period                                     1.72%
    (iii) Current Collection Period                                      1.48%
    (iv) Three Month Average (Avg(i,ii,iii))                             1.45%

(B) Ratio of Balance of Contracts Delinquent 60 Days
       or More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                               0.44%
    (ii) Preceding Collection Period                                     0.43%
    (iii) Current Collection Period                                      0.52%
    (iv) Three Month Average (Avg(i,ii,iii))                             0.46%

(C) Loss and Delinquency Trigger Indicator          Trigger was hit


The undersigned officers of The Boatmen's National Bank of St. Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.



/s/ Richard E. Grimmer                           /s/ James D. Rudolphi
------------------------------------             -------------------------------
Richard E. Grimmer                               James D. Rudolphi
Senior Vice President and Controller             Vice President

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